Filed pursuant to Rule 497(e)
Registration Nos. 333-227298; 811-23377

Supplement to the Prospectus
dated December 30, 2020 of the
Euclid Capital Growth ETF (EUCG)
January 19, 2021

Effective immediately, the Euclid Capital Growth ETF (the “Fund”) replaces the word “systemic” with “systematic” in the first sentence under Principal Investment Strategies on page 1 of the Prospectus.

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by utilizing systematic trend-following techniques, market analysis and risk management to direct its exposure to various U.S. and non-U.S. equity sectors, styles, and asset classes in a low-risk environment (e.g., a bull market) and to fixed income securities, cash, or cash equivalents for non-equity exposure in a higher-risk environment (e.g., a bear market).

Please retain this Supplement with your Prospectus for future reference.